UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:    Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

ANNUAL REPORT	BLACKROCK®

Managed Account Series

„   BlackRock U.S. Mortgage Portfolio

„   Global SmallCap Portfolio

„   Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs – comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets - driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth - combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2014	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2014, the Fund’s Institutional and Investor A Share Classes outperformed the benchmark, the Barclays U.S. Mortgage-Backed Securities (“MBS”) Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The largest contributors to performance were the Fund’s non-benchmark exposures to non-agency MBS and commercial mortgage-backed securities (“CMBS”), which were buoyed by continued investor demand for yield. Duration management (sensitivity to interest rate movements) and yield curve positioning also had a positive impact.

•	Detracting from relative returns was security selection within 30-year agency MBS.

Describe recent portfolio activity.

•

During the 12-month period, the Fund traded exposure across agency MBS coupons in consideration of prepayment risk. In the beginning of the period, this generally meant tactical trading within middle coupons while avoiding higher coupons given the anticipated impact of the Home

Affordable Refinance Program 2.0. However, the Fund moved to an overweight in high coupon issues as prepayment risk was reduced due to rising long-term interest rates in the second quarter of 2013. In the final months of the period, as the U.S. Federal Reserve continued to gradually reduce its purchasing activity in the mortgage market and expectations for economic data continued to be positive, the Fund actively managed duration and scaled back on exposure to agency MBS, ending the period with a duration lower than the benchmark.

•	Throughout the period, the Fund increased exposure to CMBS as the sector exhibited a strong income profile and fair valuations.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. MBS Index, the Fund was overweight in middle-coupon agency MBS and underweight in select low and high coupons. The Fund was positioned for higher interest rates generally, predicated on expectations that U.S. economic data will continue to improve from the lackluster start to 2014. The Fund also continued to maintain non-benchmark exposure to higher-quality CMBS issues that exhibited attractive liquidity and high carry (income) characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	83%
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	8

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	94%
CCC/Caa	4
CC/Ca	1
D	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.
[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations that are deemed AAA/Aaa by the investment advisor.

4	MANAGED ACCOUNT SERIES	APRIL 30, 2014

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]

This unmanaged index includes the mortgage-backed pass through securities of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.48%	2.47%	2.36%	1.53%	N/A	7.77%	N/A	6.32%	N/A
Investor A	2.18	2.09	2.25	1.28	(2.78)%	7.44	6.56%	6.02	5.52%
Investor C	1.52	1.10	1.87	0.52	(0.47)	6.65	6.65	5.23	5.23
Barclays U.S. MBS Index	—	—	1.41	0.59	N/A	3.70	N/A	4.84	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 29, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[7]	Ending Account Value April 30, 2014	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,023.60	$3.61	$3.56	$1,000.00	$1,021.22	$3.61	$1,021.27	$3.56
Investor A	$1,000.00	$1,022.50	$4.71	$4.66	$1,000.00	$1,020.13	$4.71	$1,020.18	$4.66
Investor C	$1,000.00	$1,018.70	$8.46	$8.41	$1,000.00	$1,016.41	$8.45	$1,016.46	$8.40

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional, 0.94% for Investor A and 1.69% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.93% for Investor A and 1.68% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	5

Fund Summary as of April 30, 2014	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2014, the Fund outperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The Fund’s outperformance was driven by stock selection in health care, primarily within the biotechnology and equipment & supplies industries, as well as the industrials sector, notably in electrical equipment and construction & engineering names, and in financials, where positions in capital markets and banks added to results. Stock selection in the information technology (“IT”) sector, particularly in the internet software & services and software industries, contributed to returns, as did wireless names in telecommunication services. Additionally, allocation decisions and security selection within the consumer staples sector enhanced results.

•

Conversely, stock selection in the consumer discretionary and energy sectors detracted from relative performance. Notable areas of weakness included energy equipment & services, specialty retail and a lack of exposure to automobiles.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased exposure to metals & mining (materials), health care equipment & supplies and electrical equipment companies (industrials). The Fund decreased exposure to real estate management & development (financials), health care providers & services and diversified financial services.

Describe portfolio positioning at period end.

•	As of period end, the Fund was overweight relative to the MSCI All Country World Small Cap Index in health care and energy, and underweight in financials, consumer discretionary and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Vestas Wind Systems A/S	3%
Africa Oil Corp.	2
Pitney Bowes, Inc.	1
Myriad Genetics, Inc.	1
Aryzta AG	1
Tribune Co.	1
Hospira, Inc.	1
Abaxis, Inc.	1
Edwards Lifesciences Corp.	1
Abercrombie & Fitch Co., Class A	1

Geographic Allocation	Percent of Long-Term Investments

United States	52%
United Kingdom	7
Canada	7
Denmark	4
France	4
Switzerland	4
Italy	2
Japan	2
Germany	2
Belgium	2
Other[1]	14

[1]	Includes holdings within countries that are 1% or less of long-term investments.

Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.

[4]

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

[5]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2014

		Average Annual Total Returns[6]
	6-Month Total Returns	1 Year	5 Years	Since Inception[7]
Global SmallCap Portfolio	8.06%	27.71%	19.32%	10.18%
MSCI World Index	6.32	16.62	16.03	6.15
MSCI All Country World Small Cap Index	5.00	17.42	19.56	8.31

[6]	See “About Fund Performance” on page 10.

[7]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$1,080.60	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[8]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock, Inc. (“BlackRock”) has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses as discussed in the Notes to Financial Statements, incurred by the Fund. This agreement has no fixed term.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	7

Fund Summary as of April 30, 2014	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2014, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s outperformance was driven by positioning in the health care sector, attributable mainly to an overweight in biotechnology and selection within the equipment & supplies industry. An underweight to the utilities sector proved beneficial, particularly with respect to gas utilities. Selection of stocks in the energy sector added to returns as the Fund’s positions within oil, gas & consumable fuels delivered strong performance during the period. The Fund also benefited from selection decisions within industrials, namely airlines and construction & engineering companies. Additionally, an underweight in financials, particularly real estate investment trusts (“REITs”), had a positive impact on relative performance.

•

Conversely, stock selection in the materials sector detracted from relative performance, primarily due to the Fund’s positions in the chemicals segment. Additionally, selection decisions in consumer discretionary hindered results, notably within specialty retail and household durables.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased exposure to multi-utilities, REITs and media stocks (consumer discretionary), and decreased exposure to insurance, health care providers & services and banks.

Describe portfolio positioning at period end.

•	As of period end, the Fund was overweight relative to the S&P MidCap 400® Value Index in consumer discretionary and energy, and underweight in financials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Myriad Genetics, Inc.	2%
Hospira, Inc.	2
Westar Energy, Inc.	2
Superior Energy Services, Inc.	2
American Campus Communities, Inc.	2
Fidelity National Financial, Inc., Class A	2
Alliant Energy Corp.	2
Corporate Office Properties Trust	2
Tribune Co.	2
Pitney Bowes, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	22%
Industrials	14
Consumer Discretionary	14
Information Technology	12
Utilities	9
Health Care	9
Energy	8
Materials	7
Consumer Staples	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

This unmanaged index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2014

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Mid Cap Value Opportunities Portfolio	7.49%	22.36%	22.14%	10.06%
S&P MidCap 400® Value Index	7.75	21.24	21.06	8.50

[5]	See “About Fund Performance” on page 10.

[6]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value
Opportunities Portfolio	$1,000.00	$1,074.90	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses as discussed in the Notes to Financial Statements, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubscribed 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2013 and held through April 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	APRIL 30, 2014

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in the Fund’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	11

Schedule of Investments April 30, 2014	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Americredit Automobile Receivables Trust:
Series 2013-5, Class A2A, 0.65%, 3/08/17	$855	$856,139
Series 2013-5, Class A2B, 0.53%, 3/08/17 (a)	950	951,028
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.15%, 10/25/37 (a)(b)	2,365	1,587,150
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (a)	586	506,191
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 0.60%, 11/25/34 (a)	36	35,835
Series 2006-13, Class 3AV2, 0.30%, 1/25/37 (a)	150	135,347
Series 2007-7, Class 2A2, 0.31%, 10/25/47 (a)	568	557,588
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Class A, 2.20%, 9/16/19 (b)	1,718	1,729,101
Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	700	704,555
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.34%, 8/15/25 (a)(b)	1,000	983,000
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.29%, 9/25/36 (a)	375	331,715
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (b)	1,720	1,732,040
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)	607	606,514
Series 2013-T2, Class A2, 1.15%, 5/16/44 (b)	1,852	1,853,667
Series 2014-T1, Class AT1, 1.24%, 1/15/45 (b)	1,000	1,000,800
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,743	1,657,762
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.39%, 5/25/37 (a)	605	353,364
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.39%, 6/25/36 (a)	1,500	974,844
OCP CLO Ltd., Series 2012-2A, Class A2, 1.72%, 11/22/23 (a)(b)	1,300	1,295,193
RAMP Trust, Series 2006-RZ2, Class A3, 0.42%, 5/25/36 (a)	380	335,850
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (b)	2,867	2,869,871
Scholar Funding Trust, Series 2011-A, Class A, 1.13%, 10/28/43 (a)(b)	936	939,912

Asset-Backed Securities	Par (000)	Value
Securitized Asset Backed Receivables LLC Trust, Series 2006-CB5, Class A4, 0.40%, 6/25/36 (a)	$4,802	$3,206,607
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.45%, 11/25/35 (a)	191	188,669
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	686,402
Total Asset-Backed Securities — 15.2%		26,079,144

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.9%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 3.20%, 3/25/37 (a)	6	6,072
Banc of America Alternative Loan Trust, Series 2006-8, Class 1A4, 0.60%, 11/25/36 (a)	1,020	658,643
Banc of America Funding Trust:
Series 2006-A, Class 3A2, 2.69%, 2/20/36 (a)	107	84,682
Series 2007-4, Class TAP1, 0.44%, 5/25/37 (a)	806	557,951
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.70%, 5/25/18 (a)	25	23,766
Series 2005-G, Class 2A4, 2.78%, 8/25/35 (a)	1,114	1,039,846
Series 2005-I, Class 2A5, 2.76%, 10/25/35 (a)	712	647,205
BCAP LLC Trust, Series 2009-RR13, Class 21A1, 3.86%, 1/26/37 (a)(b)	119	120,071
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.36%, 2/25/36 (a)	421	419,464
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	371	364,475
Series 2006-HYB2, Class 3A1, 2.52%, 4/20/36 (a)	324	260,823
Series 2007-HY5, Class 3A1, 5.23%, 9/25/37 (a)	573	538,202
Citigroup Mortgage Loan Trust, Series 2009-11, Class 6A1, 1.51%, 10/25/35 (a)(b)	31	31,240
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	363	375,658
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	82	79,259
Series 2005-47CB, Class A2, 0.65%, 10/25/35 (a)	169	130,160
Series 2006-15CB, Class A1, 6.50%, 6/25/36	612	484,627

Portfolio Abbreviations
ADR	American Depositary Receipts	NOK	Norwegian Krone
CHF	Swiss Franc	OTC	Over-the-counter
EUR	Euro	TBA	To-Be-Announced
GBP	British Pound	USD	United States Dollar
LIBOR	London Interbank Offered Rate

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 2006-19CB, Class A15, 6.00%, 8/25/36	$	441	$385,800
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		723	597,629
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37		1,623	1,341,685
Series 2006-8T1, Class 1A4, 6.00%, 4/25/36		374	312,707
Series 2007-19, Class 1A4, 6.00%, 8/25/37		2,058	1,701,428
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		403	339,986
Series 2007-HY7C, Class A1, 0.29%, 8/25/37 (a)		2,932	2,186,940
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		312	290,386
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.63%, 8/19/36 (a)		1,565	1,249,798
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 5.18%, 3/25/37 (a)		317	286,199
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.35%, 10/25/36 (a)		2,695	2,295,439
Wells Fargo Mortgage Backed Securities, Series 2007-8, Class 2A2, 6.00%, 7/25/37		147	142,403

			16,952,544
Commercial Mortgage-Backed Securities — 2.9%
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		164	164,100
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.27%, 11/10/46		200	212,461
Hilton USA Trust, Series 2013-HLF, Class AFL, 1.15%, 11/05/30 (a)(b)		4,600	4,602,903
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (b)		56	55,683

			5,035,147
Interest Only Commercial Mortgage-Backed Securities — 2.9%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.06%, 12/10/45 (a)		5,590	572,340
Series 2013-CR13, Class XA, 1.20%, 10/10/46 (a)		8,363	527,896
Series 2013-CR7, Class XA, 1.74%, 3/10/46 (a)		3,956	347,744
Series 2014-CR14, Class XA, 1.07%, 2/10/47 (a)		2,225	118,187
Series 2014-CR15, Class XA, 1.52%, 2/10/47 (a)		15,754	1,207,089
JP Morgan Chase Commercial Mortgage Series Trust, Series 2013-LC11, Class XA, 1.72%, 4/15/46 (a)		4,672	438,286
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class XA, 1.41%, 11/15/46 (a)		2,992	237,201
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.97%, 12/15/45 (a)(b)		11,659	1,237,143
Series 2014-LC14, Class XA, 1.64%, 3/15/47 (a)		2,595	236,982

			4,922,868
Total Non-Agency Mortgage-Backed Securities — 15.7%			26,910,559

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.3%
Freddie Mac, Series 2411, Class FJ, 0.50%, 12/15/29 (a)	$	12	$12,051
Ginnie Mae, Series 2009-122, Class PY, 6.00%, 12/20/39		403	447,811

			459,862
Interest Only Collateralized Mortgage Obligations 0.0%
Freddie Mac Mortgage-Backed Securities, Series 3740, Class PI, 4.00%, 3/15/37		444	35,569
Interest Only Commercial Mortgage-Backed Securities — 1.5%
Fannie Mae, Series 2012-M9, Class X1, 4.23%, 12/25/17 (a)		10,352	1,235,746
Freddie Mac, Series K023, Class X1, 1.44%, 8/25/22 (a)		14,859	1,278,407

			2,514,153
Mortgage-Backed Securities — 151.5%
Fannie Mae Mortgage-Backed Securities:
2.00%, 5/01/29 (d)		900	882,000
2.50%, 5/01/29 (d)		4,500	4,528,125
3.00%, 5/01/29-5/01/44 (d)		18,332	17,909,854
3.50%, 7/01/27-5/01/44 (d)		34,337	35,076,080
4.00%, 5/01/29-5/01/44 (d)		33,243	34,948,411
4.50%, 7/01/24-5/01/44 (d)		33,299	35,697,915
5.00%, 1/01/23-5/01/44 (d)		6,231	6,833,083
5.50%, 12/01/15-5/01/44 (d)		3,762	4,174,554
6.00%, 12/01/32-5/01/44 (d)		3,951	4,426,346
6.50%, 9/01/36-5/01/44 (d)		2,596	2,925,809
Freddie Mac Mortgage-Backed Securities:
3.00%, 5/01/29-5/01/44 (d)		11,134	10,916,287
3.50%, 7/01/26-5/01/44 (d)		8,387	8,584,681
4.00%, 5/01/29-5/01/44 (d)		10,025	10,497,875
4.50%, 1/01/19-5/01/44 (d)		2,888	3,097,096
5.00%, 11/01/24-5/01/44 (d)		3,034	3,323,658
5.50%, 6/01/41-5/01/44 (d)		3,335	3,669,392
6.00%, 6/01/27-11/01/39		801	891,765
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/44 (d)		5,400	5,368,782
3.50%, 9/15/42-5/15/44 (d)		9,049	9,309,030
4.00%, 4/20/44-5/15/44 (d)		26,100	27,599,173
4.50%, 5/15/40-5/15/44 (d)		14,709	15,959,006
5.00%, 12/15/34-5/15/44 (d)		6,146	6,778,261
5.50%, 7/15/38-12/20/41		2,973	3,301,760
6.00%, 5/15/44 (d)		1,400	1,567,344
6.50%, 10/15/38-2/20/41		1,329	1,509,170

			259,775,457
Total U.S. Government Sponsored Agency Securities — 153.3%			262,785,041

U.S. Treasury Obligations
U.S. Treasury Notes:
1.50%, 12/31/18		400	398,344
2.38%, 12/31/20		200	202,641
2.00%, 2/28/21		645	636,484
Total U.S. Treasury Obligations — 0.7%			1,237,469
Total Long-Term Investments (Cost — $312,525,105) — 184.9%			317,012,213

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Options Purchased		Value
(Cost — $309,715) — 0.1%		$228,155
Total Investments Before TBA Sale Commitments and Options Written (Cost — $312,834,820) — 185.0%		317,240,368

TBA Sale Commitments (d)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 5/01/29-5/01/44	$9,800	(9,554,633)
3.50%, 5/01/28-5/01/44	15,700	(16,025,961)
4.00%, 5/01/44	7,600	(7,962,484)
4.50%, 5/01/44	11,400	(12,238,969)
5.00%, 5/01/44	2,500	(2,740,343)
5.50%, 5/01/44	1,800	(1,988,860)
6.00%, 5/01/44	500	(558,594)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/44	3,200	(3,348,125)
4.50%, 5/01/29	100	(106,000)
5.00%, 5/01/44	200	(218,813)

TBA Sale Commitments(d)	Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.50%, 5/15/44	$2,600	$(2,674,750)
4.00%, 5/15/44	9,200	(9,734,749)
4.50%, 5/15/44	11,000	(11,907,499)
5.00%, 5/15/44	1,900	(2,085,250)
5.50%, 5/15/44	600	(665,766)
6.50%, 5/15/44	800	(903,406)
Total TBA Sale Commitments (Proceeds — $82,377,469) — (48.2)%		(82,714,202)

Options Written
(Premiums Received — $ 186,035) — (0.1)%		(72,251)
Total Investments Net of TBA Sale Commitments and Options Written — 136.7%		234,453,915
Liabilities in Excess of Other Assets — (36.7)%		(62,958,996)

Net Assets — 100.0%		$171,494,919

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of April 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(111,324)	$(1,312)
Citigroup Global Markets, Inc.	$1,488,312	$20,038
Credit Suisse Securities (USA) LLC	$9,118,812	$92,898
Deutsche Bank Securities, Inc.	$28,486,847	$185,059
Goldman Sachs & Co.	$13,466,477	$84,028
J.P. Morgan Securities LLC	$12,584,415	$156,789
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$11,273,145	$58,570
Morgan Stanley & Co. LLC	$(2,582,391)	$(7,867)
Nomura Securities International, Inc.	$7,031,785	$(6,933)
RBC Capital Markets LLC	$(202,984)	$(47)
Wells Fargo Securities, LLC	$(682,063)	$(4,836)

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
56	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	$6,689,375	$40,121
(43)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$5,350,141	(23,323)
17	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2014	$2,503,781	101,257
(1)	Euro Dollar Futures	Chicago Mercantile	June 2014	$249,425	(602)
(1)	Euro Dollar Futures	Chicago Mercantile	September 2014	$249,388	(777)
(1)	Euro Dollar Futures	Chicago Mercantile	December 2014	$249,300	(964)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2015	$248,637	(414)
(1)	Euro Dollar Futures	Chicago Mercantile	September 2015	$248,075	(352)
Total					$114,946

•	Exchange-traded options purchased as of April 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.00	9/12/14	146	$22,813

•	OTC interest rate swaptions purchased as of April 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.00%	Receive	3-month LIBOR	7/22/14	$7,600	$70,068
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.00%	Pay	3-month LIBOR	7/22/14	$7,600	35,447
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	$3,900	99,827
Total								$205,342

•	Exchange-traded options written as of April 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	USD	96.75	9/12/14	74	$(17,113)

•	OTC interest rate swaptions written as of April 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	$7,800	$(55,138)

•	Centrally cleared credit default swaps—buy protection outstanding as of April 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	4,000	$(101,577)

•	Centrally cleared interest rate swaps outstanding as of April 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.73%[1]	3-month LIBOR	Chicago Mercantile	7/03/14	[2]	8/31/18	USD	11,900	$(73,734)
1.80%[1]	3-month LIBOR	Chicago Mercantile	N/A		4/08/19	USD	2,600	(10,506)
3.71%[1]	3-month LIBOR	Chicago Mercantile	N/A		11/12/43	USD	2,240	(158,560)
Total								$(242,800)

1	Fund pays the fixed rate and receives the floating rate.

2	Forward swap.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	OTC credit default swaps—buy protection outstanding as of April 30, 2014 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date		Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
ABX.HE.AAA 06-2	0.11%	Bank of America N.A.	5/25/46	USD	2,741	$562,057	$606,129	$(44,072)
ABX.HE.AAA 06-2	0.11%	Citibank N.A.	5/25/46	USD	2,741	562,058	634,240	(72,182)
ABX.HE.AAA 06-2	0.11%	Credit Suisse International	5/25/46	USD	2,741	562,057	691,455	(129,398)
Total						$1,686,172	$1,931,824	$(245,652)

•	OTC interest rate swaps outstanding as of April 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
1.50%[1]	3-month LIBOR	Bank of America N.A.	7/15/18	USD	3,350	$(16,933)	$23,115	$(40,048)
1.25%[1]	3-month LIBOR	Bank of America N.A.	10/25/18	USD	2,000	28,827	22,492	6,335
Total						$11,894	$45,607	$(33,713)

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC total return swaps outstanding as of April 30, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	761	(970)	(8,954)	7,984
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	1,186	(1,512)	(13,597)	12,085
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	1,115	(1,422)	(10,020)	8,598
Return on Markit IOS 4.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	233	523	(253)	776
Return on Markit IOS 4.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	186	418	(653)	1,071
Return on Markit IOS 4.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	186	418	(291)	709
Return on Markit IOS 4.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	186	419	472	(53)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	233	524	(130)	654
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	186	419	(1,507)	1,926
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	93	209	302	(93)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	93	209	553	(344)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/41	USD	233	524	(1,512)	2,036
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	186	419	286	133
Return on Markit IOS 3.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/43	USD	90	184	(119)	303

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	OTC total return swaps outstanding as of April 30, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/43	USD	180	$394	$221	$173
Return on Markit IOS 3.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/43	USD	180	394	221	173
Return on Markit IOS 3.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/43	USD	90	197	110	87
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	270	591	(53)	644
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	180	394	62	332
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	180	394	169	225
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	180	394	279	115
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	180	(394)	(277)	(117)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	90	197	(8)	205
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	90	197	18	179
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	90	197	121	76
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	90	(197)	(22)	(175)
Return on Markit IOS 3.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/43	USD	90	(197)	(137)	(60)
Return on Markit IOS 3.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/43	USD	90	197	7	190
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/43	USD	180	367	(267)	634
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/43	USD	90	(197)	(110)	(87)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	180	394	(122)	516
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	180	394	33	361
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	180	394	141	253
Total						$4,472	$(35,037)	$39,509

[1]	Fund pays the total return of the reference entity and receives the floating rate.
[2]	Fund pays the floating rate and receives the total return of the reference entity.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•

Fair Value Measurements Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$25,096,144	$983,000	$26,079,144
Non-Agency Mortgage-Backed Securities	—	26,910,559	—	26,910,559
U.S. Government Sponsored Agency Securities	—	262,785,041	—	262,785,041
U.S. Treasury Obligations	—	1,237,469	—	1,237,469
Options Purchased:
Interest Rate Contracts	$22,813	205,342	—	228,155
Liabilities:
Investments:
TBA Sale Commitments	—	(82,714,202)	—	(82,714,202)
Total	$22,813	$233,520,353	$983,000	$234,526,166

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$141,378	$46,773	—	$188,151
Liabilities:
Credit contracts	—	(347,229)	—	(347,229)
Interest rate contracts	(43,545)	(338,915)	—	(382,460)
Total	$97,833	$(639,371)	—	$(541,538)

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash.	$13,302,417	—	—	$13,302,417
Cash pledged for financial futures contracts	85,000	—	—	85,000
Cash pledged for centrally cleared swaps	527,000	—	—	527,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$600,000	—	600,000
Total	$13,914,417	$600,000	—	$14,514,417

There were no transfers between levels during the year ended April 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	U.S. Government Sponsored Agency Securities	Total
Opening balance, as of April 30, 2013	—	$6,500,000	$93,844	$6,593,844
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	$490	(6)	—	484
Net realized gain (loss)		(227)	11,959	11,732
Net change in unrealized appreciation/depreciation[2,3]	1,885	233	(147)	1,971
Purchases	980,625	—	105,000	1,085,625
Sales	—	(6,500,000)	(210,656)	(6,710,656)
Closing balance, as of April 30, 2014	$983,000	—	—	$983,000

Net change in unrealized appreciation/depreciation on investments held as of April 30, 2014[3]	$2,283	—	—	$2,283

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments held as of April 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	19

Schedule of Investments April 30, 2014	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.0%
Arcos Dorados Holdings, Inc., Class A (a)	3,900	$35,529
Australia — 1.1%
Atlas Iron Ltd.	396,500	336,280
Mirvac Group	436,500	712,301
Orocobre Ltd. (a)(b)	392,749	815,574
Pancontinental Oil & Gas NL (b)	2,651,100	73,886

		1,938,041
Belgium — 1.7%
Ageas	13,400	576,678
Befimmo SCA Sicafi	13,880	1,010,960
Mobistar SA	67,900	1,325,057

		2,912,695
Brazil — 1.0%
Banco do Estado do Rio Grande do Sul SA - Preference Shares	75,700	434,560
Cia Hering	71,000	757,206
Ser Educacional SA	51,000	445,557

		1,637,323
Canada — 6.4%
Africa Oil Corp. (b)	364,300	2,748,744
Cameco Corp.	64,800	1,379,302
Cathedral Energy Services Ltd.	95,725	373,800
Continental Gold Ltd. (a)(b)	276,600	984,207
Diagnocure, Inc. (b)	701,026	118,325
Dollarama, Inc.	8,800	731,908
Halogen Software, Inc. (b)	35,800	310,296
Lundin Mining Corp. (b)	199,800	1,020,829
Painted Pony Petroleum Ltd. (b)	56,087	579,266
Premier Gold Mines Ltd. (a)(b)	315,900	587,962
Sulliden Gold Corp. Ltd. (b)	505,283	350,363
Torex Gold Resources, Inc. (a)(b)	822,300	915,292
Trevali Mining Corp. (b)	927,873	939,682

		11,039,976
China — 1.3%
21Vianet Group, Inc. — ADR (b)	31,946	767,343
51job, Inc. — ADR (a)(b)	4,100	276,504
China Taiping Insurance Holdings Co. Ltd. (b)	170,200	270,918
Daphne International Holdings Ltd. (a)	951,600	382,053
Ming Fai International Holdings Ltd.	702,200	67,929
Nine Dragons Paper Holdings Ltd.	125,000	82,412
Parkson Retail Group Ltd.	452,000	132,342
Tarena International, Inc. — ADR (b)	2,761	23,248
West China Cement Ltd.	1,398,000	151,993

		2,154,742
Denmark — 3.9%
ALK-Abello A/S	3,900	541,138
Pandora A/S	11,400	768,480
Vestas Wind Systems A/S (b)	119,523	5,308,150

		6,617,768
Finland — 0.4%
Sanitec Corp. (b)	66,200	763,095
France — 3.6%
Eurofins Scientific	3,500	971,937
GameLoft SE (a)(b)	113,900	1,131,793
Gaztransport Et Technigaz SA (b)	14,000	969,978
Saft Groupe SA	44,100	1,568,352
UBISOFT Entertainment (b)	84,400	1,575,047

		6,217,107

Common Stocks	Shares	Value
Germany — 2.0%
GEA Group AG	11,650	$521,784
Gerresheimer AG	13,500	916,471
Rheinmetall AG	16,250	1,082,568
Wacker Chemie AG	8,400	987,423

		3,508,246
Hong Kong — 0.9%
Chow Sang Sang Holdings International Ltd. (a)	211,000	518,856
Clear Media Ltd.	312,000	311,881
Pacific Basin Shipping Ltd.	1,223,000	713,690

		1,544,427
India — 1.3%
Container Corp. of India	25,650	413,640
GVK Power & Infrastructure Ltd.	2,268,584	456,096
LIC Housing Finance Ltd.	95,100	413,931
Zee Entertainment Enterprises Ltd.	217,800	949,543

		2,233,210
Indonesia — 0.4%
Tower Bersama Infrastructure Tbk PT	1,142,300	643,453
Ireland — 0.8%
Ryanair Holdings PLC — ADR (b)	24,300	1,299,564
Isle of Man — 0.0%
Bahamas Petroleum Co. PLC (a)(b)	1,283,820	73,481
Israel — 0.6%
Enzymotec Ltd. (a)(b)	31,157	600,395
SodaStream International Ltd. (a)(b)	8,674	368,905

		969,300
Italy — 2.3%
Banca Popolare di Milano Scarl (b)	518,528	524,389
Maire Tecnimont SpA (b)	72,700	265,181
Mediobanca SpA (b)	137,100	1,521,681
Mediolanum SpA	66,200	595,840
Unipol Gruppo Finanziario SpA	134,300	972,857

		3,879,948
Japan — 2.3%
Asics Corp.	33,650	654,941
Don Quijote Co. Ltd.	11,700	617,082
Hisaka Works Ltd.	32,400	287,660
NGK Insulators Ltd.	37,000	699,706
Nippon Yusen KK	259,000	702,026
Rohm Co. Ltd.	19,000	908,616

		3,870,031
Malaysia — 0.2%
AirAsia BHD	476,950	324,520
Netherlands — 0.6%
Corio NV (b)	7,200	336,976
Koninklijke Boskalis Westminster NV	12,301	697,179

		1,034,155
Norway — 1.0%
Hoegh LNG Holdings Ltd. (b)	93,200	909,375
Storebrand ASA (b)	157,700	885,228

		1,794,603
Portugal — 0.6%
Banco Espirito Santo SA	566,900	1,004,848
Singapore — 0.2%
Olam International Ltd.	196,000	349,746

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea — 1.2%
Daum Communications Corp.	14,900	$1,081,507
Industrial Bank of Korea	85,000	1,046,969

		2,128,476
Spain — 1.3%
Acerinox SA (a)	97,400	1,703,202
Laboratorios Farmaceuticos Rovi SA	42,240	578,397

		2,281,599
Switzerland — 3.4%
Aryzta AG (b)	22,307	2,061,958
OC Oerlikon Corp. AG (b)	45,500	724,801
Straumann Holding AG	4,800	1,065,172
Sulzer AG	6,000	925,814
Swiss Life Holding AG (b)	4,600	1,133,328

		5,911,073
United Arab Emirates — 0.6%
Polarcus Ltd. (a)(b)	1,322,600	961,006
United Kingdom — 6.7%
AO World PLC (b)	97,704	389,312
APR Energy PLC (a)	61,930	830,223
Babcock International Group PLC	60,800	1,227,180
BowLeven PLC (a)(b)	545,100	299,526
Crest Nicholson Holdings PLC	157,800	927,170
easyJet PLC	29,312	811,049
Exova Group PLC (b)	171,800	638,869
Inchcape PLC	71,960	781,713
Intertek Group PLC	14,500	714,254
Man Strategic Holdings PLC (b)	305,700	510,165
Michael Page International PLC	97,900	777,600
Ophir Energy PLC (b)	126,981	565,666
Poundland Group PLC (b)	65,300	383,125
Quotient Ltd. (b)	69,248	488,198
Rexam PLC	124,131	1,040,700
Serco Group PLC	157,500	904,399
WANdisco PLC (b)	17,845	245,554

		11,534,703
United States — 49.9%
Abaxis, Inc.	43,921	1,783,632
Abercrombie & Fitch Co., Class A	47,474	1,745,144
Albemarle Corp.	17,000	1,139,680
AMC Entertainment Holdings, Inc., Class A	36,039	833,942
Apollo Education Group, Inc., Class A (b)	45,917	1,325,165
ARRIS Group, Inc. (b)	23,100	602,679
Ashford Hospitality Prime, Inc.	51,656	792,403
Atlas Mara Co-Nvest Ltd.	77,800	886,920
Axiall Corp.	21,543	1,003,904
Bankrate, Inc. (b)	23,028	403,451
BBCN Bancorp, Inc.	55,900	861,419
Bill Barrett Corp. (b)	30,200	715,136
Burlington Stores, Inc. (b)	8,700	226,113
Celanese Corp., Class A	17,400	1,068,882
The Children’s Place Retail Stores, Inc.	12,000	576,000
CommVault Systems, Inc. (b)	19,300	934,120
Constant Contact, Inc. (b)	38,774	1,002,696
Corporate Office Properties Trust	27,600	738,300
Deckers Outdoor Corp. (b)	9,000	710,550
Digital Realty Trust, Inc. (a)	8,600	459,240
Discover Financial Services	16,400	916,760
Dorian LPG Ltd. (b)	228,516	884,186
Drew Industries, Inc.	10,177	512,107
DSP Group, Inc. (b)	62,900	500,684
E*Trade Financial Corp. (b)	57,000	1,279,650

Common Stocks	Shares	Value
United States (continued)
Edwards Lifesciences Corp. (b)	21,743	$1,771,402
Emerald Oil, Inc. (b)	99,800	705,586
Everyday Health, Inc. (b)	36,300	511,467
Exelixis, Inc. (b)	11,418	40,420
First Solar, Inc. (b)	14,500	978,605
Flowers Foods, Inc.	50,366	1,033,510
Foot Locker, Inc.	16,400	763,092
HD Supply Holdings, Inc. (b)	52,328	1,349,016
Helix Energy Solutions Group, Inc. (b)	38,900	935,156
Hospira, Inc. (a)(b)	41,517	1,901,479
IDEX Corp.	19,400	1,446,658
Informatica Corp. (b)	25,200	893,340
Inogen, Inc. (b)	47,725	673,400
Insys Therapeutics, Inc. (b)	28,914	1,187,209
j2 Global, Inc.	16,700	774,212
Kennametal, Inc.	1,900	88,787
The KEYW Holding Corp. (b)	34,253	440,151
Kraton Performance Polymers, Inc. (b)	34,000	885,700
Live Nation Entertainment, Inc. (b)	36,300	757,944
LKQ Corp. (b)	24,300	707,616
Mallinckrodt PLC (b)	20,057	1,428,660
MannKind Corp. (a)(b)	119,362	781,821
Manpower, Inc.	7,900	642,586
Merit Medical Systems, Inc. (b)	115,866	1,491,195
Millennial Media, Inc. (a)(b)	94,109	601,356
Mistras Group, Inc. (a)(b)	15,300	347,463
Monotype Imaging Holdings, Inc.	24,400	644,404
Myriad Genetics, Inc. (a)(b)	49,561	2,091,970
Nordson Corp.	14,400	1,070,640
NorthWestern Corp.	17,100	827,298
NuVasive, Inc. (b)	35,236	1,187,806
Oasis Petroleum, Inc. (a)(b)	27,000	1,255,770
Office Depot, Inc. (a)(b)	269,893	1,103,862
OSI Systems, Inc. (b)	24,600	1,372,926
Oxford Immunotec Global PLC (b)	20,973	375,417
Pinnacle Foods, Inc.	30,080	914,432
Pitney Bowes, Inc.	83,800	2,245,840
PNM Resources, Inc.	34,000	941,120
Prestige Brands Holdings, Inc. (b)	24,353	816,313
PrivateBancorp, Inc.	29,500	813,315
Procera Networks, Inc. (b)	44,400	411,144
PVH Corp.	5,400	678,078
Rouse Properties, Inc.	101,709	1,707,694
Scorpio Tankers, Inc.	47,500	427,975
Silver Bay Realty Trust Corp.	105,651	1,582,652
SM Energy Co.	12,700	941,451
Springleaf Holdings, Inc. (b)	28,900	664,122
Steel Dynamics, Inc.	73,000	1,333,710
SUPERVALU, Inc. (b)	197,300	1,379,127
support.com, Inc. (b)	47,262	116,737
Synovus Financial Corp.	21,600	69,336
TECO Energy, Inc.	56,400	1,012,944
Teleflex, Inc.	13,002	1,327,374
TIBCO Software, Inc. (b)	72,500	1,423,175
Timken Co.	25,800	1,627,464
TransEnterix, Inc. (b)	232,950	1,001,685
Tribune Co. (b)	25,407	1,975,394
Trimble Navigation Ltd. (a)(b)	33,300	1,279,719
Umpqua Holdings Corp.	36,600	608,658
Valley National Bancorp	95,600	957,912
Vera Bradley, Inc. (a)(b)	42,480	1,202,184
Voya Financial, Inc.	29,647	1,049,207
WebMD Health Corp. (b)	15,100	665,759

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	21

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
Webster Financial Corp.		21,500	$648,010
Wright Medical Group, Inc. (b)		28,123	769,164
Zoe’s Kitchen, Inc. (b)		1,632	43,558

			85,605,940
Total Common Stocks — 95.7%			164,268,605

Warrants (c)		Shares
Canada — 0.0%
Torex Gold Resources, Inc. (Issued/Exercisable 2/10/14, 1 Share for 1 Warrant, Expires 8/04/14, Strike Price USD 1.50)		193,000	7,043
United States — 0.1%
Atlas Mara Co-Nvest Ltd. (Issued/Exercisable 12/17/13, 1 Share for 1 Warrant, Expires 12/17/17, Strike Price USD 11.50)		77,800	116,700
Total Warrants — 0.1%			123,743
Total Long-Term Investments (Cost — $123,763,710) — 95.8%			164,392,348

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 7.9%
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (d)(e)(f)	USD	13,584	13,584,149

Short-Term Securities	Par (000)		Value
Time Deposits
Europe — 0.0%
Wells Fargo Securities, LLC, 0.05%, 5/01/14	EUR	20	$27,965
Norway — 0.0%
Brown Brothers Harriman & Co., 0.40%, 5/01/14	NOK	173	29,169
Switzerland — 0.0%
Brown Brothers Harriman & Co., 0.00%, 5/01/14	CHF	25	28,747
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.07%, 5/01/14	GBP	9	14,990
United States — 3.4%
Citibank N.A., 0.12%, 5/01/14	USD	5,777	5,777,384
Total Time Deposits — 3.4%			5,878,255
Total Short-Term Securities (Cost — $19,462,404) — 11.3%			19,462,404
Total Investments (Cost — $143,226,114) — 107.1%			183,854,752
Liabilities in Excess of Other Assets — (7.1)%			(12,260,762)

Net Assets — 100.0%			$171,593,990

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2013	Net Activity	Beneficial Interest Held at April 30, 2014	Income
BlackRock Liquidity Series, LLC, Money Market Series	$6,520,495	$7,063,654	$13,584,149	$294,238

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (continued)	Global SmallCap Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$35,529	—	—	$35,529
Australia	73,886	$1,864,155	—	1,938,041
Belgium	1,010,960	1,901,735	—	2,912,695
Brazil	1,637,323	—	—	1,637,323
Canada	11,039,976	—	—	11,039,976
China	1,267,366	887,376	—	2,154,742
Denmark	—	6,617,768	—	6,617,768
Finland	—	763,095	—	763,095
France	969,978	5,247,129	—	6,217,107
Germany	—	3,508,246	—	3,508,246
Hong Kong	311,881	1,232,546	—	1,544,427
India	—	2,233,210	—	2,233,210
Indonesia	—	643,453	—	643,453
Ireland	1,299,564	—	—	1,299,564
Isle of Man	73,481	—	—	73,481
Israel	969,300	—	—	969,300
Italy	265,181	3,614,767	—	3,879,948
Japan	—	3,870,031	—	3,870,031
Malaysia	—	324,520	—	324,520
Netherlands	336,976	697,179	—	1,034,155
Norway	909,375	885,228	—	1,794,603
Portugal	—	1,004,848	—	1,004,848
Singapore	—	349,746	—	349,746
South Korea	—	2,128,476	—	2,128,476
Spain	578,397	1,703,202	—	2,281,599
Switzerland	—	5,911,073	—	5,911,073
United Arab Emirates	—	961,006	—	961,006
United Kingdom	4,806,850	6,727,853	—	11,534,703
United States	85,605,940	—	—	85,605,940
Warrants	7,043	116,700	—	123,743
Short-Term Securities:
Money Market Funds	—	13,584,149	—	13,584,149
Time Deposits	—	5,878,255	—	5,878,255
Total	$111,199,006	$72,655,746	—	$183,854,752

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$167,040	—	—	$167,040
Liabilities:
Collateral on securities loaned at value	—	$(13,584,149)	—	(13,584,149)
Total	$167,040	$(13,584,149)	—	$(13,417,109)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of April 30, 2013, securities with a value of $2,575,626 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of April 30, 2014. Therefore, these securities were transferred from Level 2 to Level 1 during the period April 30, 2013 to April 30, 2014.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments April 30, 2014	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Triumph Group, Inc.	27,800	$1,801,718
Air Freight & Logistics — 0.4%
UTi Worldwide, Inc.	66,500	651,035
Airlines — 1.2%
Delta Air Lines, Inc.	53,300	1,963,039
Auto Components — 1.1%
Lear Corp.	12,062	1,001,870
Tenneco, Inc. (a)	14,902	892,183

		1,894,053
Automobiles — 0.4%
Thor Industries, Inc.	11,384	692,944
Banks — 4.7%
Associated Banc-Corp.	20,100	352,755
Bank of Hawaii Corp.	14,100	777,897
First Niagara Financial Group, Inc.	87,900	784,068
Fulton Financial Corp.	99,500	1,212,905
Hancock Holding Co.	24,600	829,758
Huntington Bancshares, Inc.	23,900	218,924
Popular, Inc. (a)	17,400	537,660
TCF Financial Corp.	28,800	452,160
Valley National Bancorp	128,600	1,288,572
Webster Financial Corp.	31,700	955,438
Zions Bancorporation	15,000	433,800

		7,843,937
Biotechnology — 1.8%
Myriad Genetics, Inc. (a)(b)	72,004	3,039,289
Capital Markets — 1.9%
Apollo Investment Corp.	94,600	755,854
Federated Investors, Inc., Class B	36,200	1,033,148
Greenhill & Co, Inc.	18,400	922,760
Janus Capital Group, Inc.	33,200	402,716

		3,114,478
Chemicals — 2.2%
Albemarle Corp.	22,200	1,488,288
Axiall Corp.	21,086	982,608
Huntsman Corp.	19,300	483,465
Rockwood Holdings, Inc.	10,800	767,340

		3,721,701
Commercial Services & Supplies — 2.5%
The ADT Corp.	57,108	1,726,946
Pitney Bowes, Inc.	89,711	2,404,255

		4,131,201
Construction & Engineering — 1.0%
KBR, Inc.	12,600	319,662
Quanta Services, Inc. (a)	39,600	1,397,088

		1,716,750
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	4,900	609,217
Consumer Finance — 0.9%
Discover Financial Services	12,900	721,110
Springleaf Holdings, Inc. (a)	38,300	880,134

		1,601,244
Containers & Packaging — 2.1%
MeadWestvaco Corp.	18,100	707,167
Owens-Illinois, Inc. (a)	38,800	1,233,064
Rock Tenn Co., Class A	16,400	1,568,004

		3,508,235

Common Stocks	Shares	Value
Diversified Consumer Services — 1.1%
Apollo Education Group, Inc., Class A (a)	65,058	$1,877,574
Diversified Financial Services — 0.9%
Voya Financial, Inc.	42,335	1,498,236
Electric Utilities — 4.7%
Hawaiian Electric Industries, Inc.	73,000	1,751,270
OGE Energy Corp.	39,500	1,474,535
PNM Resources, Inc.	65,900	1,824,112
Westar Energy, Inc.	77,300	2,773,524

		7,823,441
Electrical Equipment — 0.7%
AMETEK, Inc.	23,725	1,250,782
Electronic Equipment, Instruments & Components — 2.2%
Arrow Electronics, Inc. (a)	21,900	1,242,825
Ingram Micro, Inc., Class A (a)	44,215	1,192,036
Knowles Corp. (a)	47,965	1,339,662

		3,774,523
Energy Equipment & Services — 4.2%
Helix Energy Solutions Group, Inc. (a)	82,700	1,988,108
McDermott International, Inc. (a)(b)	124,207	898,017
Patterson-UTI Energy, Inc.	44,900	1,460,597
Superior Energy Services, Inc.	84,100	2,768,572

		7,115,294
Food & Staples Retailing — 0.9%
SUPERVALU, Inc. (a)	206,200	1,441,338
Food Products — 2.9%
Flowers Foods, Inc.	61,480	1,261,570
Ingredion, Inc.	9,856	694,355
The J.M. Smucker Co.	5,521	533,770
Pinnacle Foods, Inc.	36,508	1,109,843
Tyson Foods, Inc., Class A	29,683	1,245,795

		4,845,333
Gas Utilities — 1.1%
UGI Corp.	39,500	1,844,255
Health Care Equipment & Supplies — 2.8%
CareFusion Corp. (a)	59,890	2,339,303
Teleflex, Inc.	22,810	2,328,673

		4,667,976
Health Care Providers & Services — 1.0%
Owens & Minor, Inc.	52,098	1,747,367
Hotels, Restaurants & Leisure — 0.7%
Wyndham Worldwide Corp.	16,721	1,192,876
Household Durables — 1.8%
Jarden Corp. (a)	15,619	892,626
Lennar Corp., Class A	20,074	774,656
Mohawk Industries, Inc. (a)	10,007	1,325,027

		2,992,309
Household Products — 1.0%
Energizer Holdings, Inc.	14,724	1,644,524
Insurance — 2.3%
Fidelity National Financial, Inc., Class A	84,300	2,712,774
The Hanover Insurance Group, Inc.	8,100	473,445
Kemper Corp.	15,125	596,076

		3,782,295
Internet Software & Services — 1.1%
AOL, Inc. (a)	42,000	1,798,020

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services — 1.2%
Amdocs Ltd.	16,800	$781,704
Euronet Worldwide, Inc. (a)(b)	27,405	1,260,356

		2,042,060
Machinery — 5.8%
Crane Co.	16,424	1,194,518
Dover Corp.	16,400	1,416,960
Harsco Corp.	49,400	1,182,142
Parker Hannifin Corp.	13,700	1,738,256
SPX Corp.	17,524	1,784,644
Timken Co.	37,300	2,352,884

		9,669,404
Media — 2.0%
AMC Entertainment Holdings, Inc., Class A	34,905	807,702
Tribune Co. (a)	32,477	2,525,087

		3,332,789
Metals & Mining — 1.6%
Carpenter Technology Corp.	12,300	772,440
Cliffs Natural Resources, Inc. (b)	9,900	175,428
Steel Dynamics, Inc.	98,900	1,806,903

		2,754,771
Multi-Utilities — 3.6%
Alliant Energy Corp.	44,000	2,573,120
MDU Resources Group, Inc.	38,800	1,374,296
TECO Energy, Inc.	114,900	2,063,604

		6,011,020
Oil, Gas & Consumable Fuels — 3.6%
Africa Oil Corp. (a)	121,636	917,777
Bill Barrett Corp. (a)	53,300	1,262,144
Oasis Petroleum, Inc. (a)	38,874	1,808,030
SM Energy Co.	17,000	1,260,210
Whiting Petroleum Corp. (a)	11,200	825,664

		6,073,825
Paper & Forest Products — 0.9%
Domtar Corp.	15,800	1,475,088
Pharmaceuticals — 2.8%
Hospira, Inc. (a)(b)	62,990	2,884,942
Mallinckrodt PLC (a)	25,408	1,809,812

		4,694,754
Professional Services — 0.4%
Manpower, Inc.	8,300	675,122
Real Estate Investment Trusts (REITs) — 7.7%
American Campus Communities, Inc.	71,555	2,733,401
BioMed Realty Trust, Inc. (b)	92,846	1,940,481
CommonWealth REIT	76,092	1,933,498
Corporate Office Properties Trust	95,500	2,554,625
LTC Properties, Inc.	34,503	1,332,851
Tanger Factory Outlet Centers	66,371	2,368,117

		12,862,973
Real Estate Management & Development — 1.9%
Alexander & Baldwin, Inc.	50,263	1,875,312
Forest City Enterprises, Inc., Class A (a)	66,243	1,252,655

		3,127,967
Road & Rail — 0.8%
Con-way, Inc.	31,300	1,329,624
Semiconductors & Semiconductor Equipment — 2.9%
First Solar, Inc. (a)	13,800	931,362

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Microchip Technology, Inc.	15,800	$751,132
RF Micro Devices, Inc. (a)	165,779	1,399,175
Skyworks Solutions, Inc.	45,000	1,847,250

		4,928,919
Software — 2.6%
Check Point Software Technologies Ltd. (a)(b)	19,000	1,217,140
PTC, Inc. (a)(b)	33,843	1,197,027
Synopsys, Inc. (a)	8,200	308,484
TIBCO Software, Inc. (a)	82,500	1,619,475

		4,342,126
Specialty Retail — 4.3%
Abercrombie & Fitch Co., Class A	61,594	2,264,195
Dick’s Sporting Goods, Inc.	13,775	725,391
Foot Locker, Inc.	33,294	1,549,170
Murphy USA, Inc. (a)	30,098	1,279,165
Office Depot, Inc. (a)(b)	312,189	1,276,853
Staples, Inc.	13,274	165,925

		7,260,699
Technology Hardware, Storage & Peripherals — 1.6%
NCR Corp. (a)	62,002	1,891,681
NetApp, Inc.	24,100	858,201

		2,749,882
Textiles, Apparel & Luxury Goods — 2.0%
Deckers Outdoor Corp. (a)(b)	14,456	1,141,301
Hanesbrands, Inc.	11,991	984,341
PVH Corp.	10,298	1,293,120

		3,418,762
Thrifts & Mortgage Finance — 1.1%
New York Community Bancorp, Inc.	123,500	1,903,135
Total Long-Term Investments (Cost — $124,244,347) — 97.9%		164,237,904

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 6.3%
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (c)(d)(e)	$10,554	10,554,459
	Par (000)
Time Deposits — 1.4%
JPMorgan Chase Bank N.A., 0.12%, 5/01/14	2,327	2,327,030
Total Short-Term Securities (Cost — $12,881,489) — 7.7%		12,881,489
Total Investments (Cost — $137,125,836) — 105.6%		177,119,393
Liabilities in Excess of Other Assets — (5.6)%		(9,463,657)

Net Assets — 100.0%		$167,655,736

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2013	Net Activity	Beneficial Interest Held at April 30, 2014	Income
BlackRock Liquidity Series, LLC, Money Market Series	$11,718,291	$(1,163,832)	$10,554,459	$92,005

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$164,237,904	—	—	$164,237,904
Short-Term Securities:
Money Market Funds	—	$10,554,459	—	10,554,459
Time Deposits	—	2,327,030	—	2,327,030
Total	$164,237,904	$12,881,489	—	$177,119,393

[1] See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s liabilities approximates fair value for financial statement purposes. As of April 30, 2014, collateral on securities loaned at value of $10,554,459 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	27

Statements of Assets and Liabilities

April 30, 2014	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$317,240,368	$170,270,603	$166,564,934
Investments at value — affiliated[3]	—	13,584,149	10,554,459
Cash	13,302,417	—	—
Cash pledged for financial futures contracts	85,000	—	—
Cash pledged for centrally cleared swaps	527,000	—	—
Foreign currency at value[4]	—	167,040	—
Variation margin receivable on financial futures contracts	31,938	—	—
Investments sold receivable	14,139,664	3,092,152	1,326,284
TBA sale commitments receivable	82,377,469	—	—
Swap premiums paid	1,980,426	—	—
Unrealized appreciation on OTC swaps	46,773	—	—
Capital shares sold receivable	203,019	66,129	45,066
Interest receivable	572,396	—	—
Dividends receivable	—	132,197	85,196
Receivable from Manager	4,577	32,513	20,202
Securities lending income receivable — affiliated	—	27,751	18,155
Prepaid expenses	16,789	13,342	8,950

Total assets	430,527,836	187,385,876	178,623,246

Liabilities
Options written at value[5]	72,251	—	—
TBA sale commitments at value[6]	82,714,202	—	—
Cash received as collateral for OTC derivatives	600,000	—	—
Collateral on securities loaned at value	—	13,584,149	10,554,459
Variation margin payable on centrally cleared swaps	53,501	—	—
Variation margin payable on financial futures contracts	18,657	—	—
Investments purchased payable	174,606,670	1,993,291	251,099
Swap premiums received	38,032	—	—
Unrealized depreciation on OTC swaps	286,629	—	—
Income dividends payable	173,361	—	—
Capital shares redeemed payable	254,413	83,483	91,850
Investment advisory fees payable	69,653	—	—
Service and distribution fees payable	11,898	—	—
Other affiliates payable	693	539	546
Officer’s and Trustees’ fees payable	4,705	4,679	4,670
Other accrued expenses payable	128,252	125,745	64,886

Total liabilities	259,032,917	15,791,886	10,967,510

Net Assets	$171,494,919	$171,593,990	$167,655,736

[1] Investments at cost — unaffiliated	$312,834,820	$129,641,965	$126,571,377
[2] Securities loaned at value	—	$13,230,978	$10,499,948
[3] Investments at cost — affiliated	—	$13,584,149	$10,554,459
[4] Foreign currency at cost	—	$169,541	—
[5] Premiums received	$186,035	—	—
[6] Proceeds from TBA sale commitments	$82,377,469	—	—

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Statements of Assets and Liabilities (concluded)

April 30, 2014	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$170,576,279	$122,367,890	$116,264,532
Undistributed (distributions in excess of) net investment income	(39,509)	(3,776,323)	503,320
Accumulated net realized gain (loss)	(2,755,163)	12,373,512	10,894,327
Net unrealized appreciation/depreciation	3,713,312	40,628,911	39,993,557

Net Assets	$171,494,919	$171,593,990	$167,655,736

Net asset value per share	—	$16.29	$15.83

Shares outstanding[7]	—	10,535,618	10,589,085

Net Asset Value
Institutional
Net assets	$136,036,499	—	—

Shares outstanding[7]	13,286,897	—	—

Net asset value	$10.24	—	—

Investor A
Net assets	$28,262,034	—	—

Shares outstanding[7]	2,765,526	—	—

Net asset value	$10.22	—	—

Investor C
Net assets	$7,196,386	—	—

Shares outstanding[7]	703,970	—	—

Net asset value	$10.22	—	—

[7]	Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	29

Statements of Operations

Year Ended April 30, 2014	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$5,809,942	—	—
Dividends — unaffiliated	—	$1,932,140	$2,434,854
Securities lending — affiliated — net	—	294,238	92,005
Other income — affiliated	—	20,342	2,610
Foreign taxes withheld	—	(65,309)	—

Total income	5,809,942	2,181,411	2,529,469

Expenses
Investment advisory	855,665	1,367,971	1,038,982
Service — Investor A	82,479	—	—
Service and distribution — Investor C	80,654	—	—
Transfer agent	—	44,679	45,624
Transfer agent — Institutional	52,139	—	—
Transfer agent — Investor A	46,786	—	—
Transfer agent — Investor C	15,292	—	—
Professional	117,807	62,624	51,953
Custodian	58,713	101,674	22,803
Accounting services	43,938	60,613	51,166
Registration	35,755	29,717	26,472
Printing	23,504	18,028	17,816
Officer and Trustees	22,767	19,633	19,693
Miscellaneous	35,114	38,662	14,143

Total expenses excluding interest expense	1,470,613	1,743,601	1,288,652
Interest expense	16,517	—	—

Total expenses	1,487,130	1,743,601	1,288,652
Less fees waived and/or reimbursed by Manager	(3,404)	(1,742,609)	(1,287,480)
Less transfer agent fees reimbursed — Investor A	(35,354)	—	—
Less transfer agent fees reimbursed — Investor C	(12,627)	—	—

Total expenses after fees waived and reimbursed	1,435,745	992	1,172

Net investment income	4,374,197	2,180,419	2,528,297

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,208,649)	26,151,331	24,209,187
Financial futures contracts	824,006	—	—
Foreign currency transactions	—	(21,471)	424
Options written	492,980	—	—
Swaps	660,204	—	—

	(2,231,459)	26,129,860	24,209,611

Net change in unrealized appreciation/depreciation on:
Investments	(2,495,117)	10,694,391	5,587,290
Financial futures contracts	420,491	—	—
Foreign currency translations	—	(608)	(422)
Options written	96,231	—	—
Swaps	(62,865)	—	—

	(2,041,260)	10,693,783	5,586,868

Total realized and unrealized gain (loss)	(4,272,719)	36,823,643	29,796,479

Net Increase in Net Assets Resulting from Operations	$101,478	$39,004,062	$32,324,776

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013	2014	2013

Operations
Net investment income	$4,374,197	$3,907,033	$2,180,419	$2,155,641	$2,528,297	$2,286,438
Net realized gain (loss)	(2,231,459)	3,483,291	26,129,860	9,381,043	24,209,611	13,288,702
Net change in unrealized appreciation/depreciation	(2,041,260)	3,195,492	10,693,783	7,995,083	5,586,868	8,853,771

Net increase in net assets resulting from operations	101,478	10,585,816	39,004,062	19,531,767	32,324,776	24,428,911

Dividends and Distributions to Shareholders From[1]
Net investment income	—	—	(3,962,532)	(4,644,978)	(2,452,315)	(2,145,512)
Net investment income:
Institutional	(3,977,079)	(5,298,854)	—	—	—	—
Investor A	(827,752)	(438,591)	—	—	—	—
Investor C	(143,024)	(75,602)	—	—	—	—
Return of capital:
Institutional	(61,937)	(820,120)	—	—	—	—
Investor A	(12,891)	(67,882)	—	—	—	—
Investor C	(2,227)	(11,701)	—	—	—	—
Net realized gain	—	—	(12,180,733)	—	(11,173,080)	—
Net realized gain:
Institutional	—	(2,646,262)	—	—	—	—
Investor A	—	(308,691)	—	—	—	—
Investor C	—	(74,798)	—	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(5,024,910)	(9,742,501)	(16,143,265)	(4,644,978)	(13,625,395)	(2,145,512)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(75,995,139)	99,012,104	4,239,722	(7,036,702)	(4,784,634)	(7,294,397)

Net Assets
Total increase (decrease) in net assets	(80,918,571)	99,855,419	27,100,519	7,850,087	13,914,747	14,989,002
Beginning of year	252,413,490	152,558,071	144,493,471	136,643,384	153,740,989	138,751,987

End of year	$171,494,919	$252,413,490	$171,593,990	$144,493,471	$167,655,736	$153,740,989

Undistributed (distributions in excess of) net investment income, end of year	$(39,509)	$(12,546)	$(3,776,323)	$(2,356,104)	$503,320	$411,906

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	31

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional[1]
	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.37	$10.31	$10.35	$10.39	$9.64

Net investment income[2]	0.24	0.20	0.41	0.42	0.53
Net realized and unrealized gain (loss)	(0.09)	0.34	0.33	0.52	0.93

Net increase from investment operations	0.15	0.54	0.74	0.94	1.46

Dividends and distributions from:[3]
Net investment income	(0.28)	(0.29)	(0.42)	(0.39)	(0.54)
Return of capital	(0.00)[4]	(0.05)	—	—	—
Net realized gain	—	(0.14)	(0.36)	(0.59)	(0.17)

Total dividends and distributions	(0.28)	(0.48)	(0.78)	(0.98)	(0.71)

Net asset value, end of year	$10.24	$10.37	$10.31	$10.35	$10.39

Total Investment Return[5]
Based on net asset value	1.53%	5.39%	7.46%	9.41%	15.52%

Ratios to Average Net Assets
Total expenses	0.69%	0.63%	0.69%	0.72%	0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	0.63%	0.69%	0.32%	0.01%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.68%	0.61%	0.67%	0.31%	0.00%

Net investment income	2.43%	1.93%	4.00%	3.98%	5.18%

Supplemental Data
Net assets, end of year (000)	$136,036	$204,546	$149,024	$141,401	$129,514

Portfolio turnover	1,809%[6]	3,166%[7]	2,842%[8]	1,651%[9]	1,371%[10]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,150%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,169%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,876%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 916%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 517%.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor A1				Investor C1
	Year Ended April 30,			Period December 6, 2010[2] to April 30, 2011	Year Ended April 30,			Period December 6, 2010[2] to April 30, 2011
	2014	2013	2012		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.29	$10.33	$10.85	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.22	0.14	0.40	0.15	0.15	0.06	0.30	0.12
Net realized and unrealized gain (loss)	(0.10)	0.37	0.31	0.01	(0.10)	0.37	0.33	0.06

Net increase from investment operations	0.12	0.51	0.71	0.16	0.05	0.43	0.63	0.18

Dividends and distributions from:[4]
Net investment income	(0.25)	(0.27)	(0.39)	(0.09)	(0.18)	(0.20)	(0.31)	(0.11)
Return of capital	(0.00)[5]	(0.04)	—	—	(0.00)[5]	(0.03)	—	—
Net realized gain	—	(0.14)	(0.36)	(0.59)	—	(0.14)	(0.36)	(0.59)

Total dividends and distributions	(0.25)	(0.45)	(0.75)	(0.68)	(0.18)	(0.37)	(0.67)	(0.70)

Net asset value, end of period	$10.22	$10.35	$10.29	$10.33	$10.22	$10.35	$10.29	$10.33

Total Investment Return[6]
Based on net asset value	1.28%	5.08%	7.11%	1.84%[7]	0.52%	4.31%	6.36%	1.54%[7]

Ratios to Average Net Assets
Total expenses	1.05%	0.91%	0.94%	1.29%[8]	1.84%	1.63%	1.71%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.94%	0.91%	0.94%	1.29%[8]	1.68%	1.63%	1.70%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.93%	0.89%	0.92%	1.29%[8]	1.67%	1.61%	1.68%	2.03%[8]

Net investment income	2.22%	1.32%	4.18%	3.72%[8]	1.46%	0.62%	3.27%	3.01%[8]

Supplemental Data
Net assets, end of period (000)	$28,262	$39,392	$2,525	$10	$7,196	$8,476	$1,008	$10

Portfolio turnover	1,809%[9]	3,166%[10]	2,842%[11]	1,651%[12,13]	1,809%[9]	3,166%[10]	2,842%[11]	1,651%[12,13]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,150%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,169%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,876%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 916%.

[13]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	33

Financial Highlights	Global SmallCap Portfolio

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.09	$12.66	$13.93	$11.53	$8.28

Net investment income[1]	0.21	0.20	0.18	0.19	0.14
Net realized and unrealized gain (loss)	3.58	1.66	(1.17)	2.47	3.36

Net increase (decrease) from investment operations	3.79	1.86	(0.99)	2.66	3.50

Dividends and distributions from:[2]
Net investment income	(0.39)	(0.43)	(0.28)	(0.26)	(0.25)
Net realized gain	(1.20)	—	—	—	—

Total dividends and distributions	(1.59)	(0.43)	(0.28)	(0.26)	(0.25)

Net asset value, end of year	$16.29	$14.09	$12.66	$13.93	$11.53

Total Investment Return[3]
Based on net asset value	27.71%	15.30%	(7.03)%	23.69%	42.81%

Ratios to Average Net Assets
Total expenses	1.08%	1.07%	1.14%	1.10%	1.16%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.35%	1.60%	1.47%	1.67%	1.41%

Supplemental Data
Net assets, end of year (000)	$171,594	$144,493	$136,643	$147,051	$127,418

Portfolio turnover	81%	70%	79%	81%	81%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.10	$12.11	$12.33	$10.06	$6.78

Net investment income[1]	0.24	0.20	0.16	0.19	0.15
Net realized and unrealized gain (loss)	2.83	1.98	(0.19)	2.27	3.26

Net increase (decrease) from investment operations	3.07	2.18	(0.03)	2.46	3.41

Dividends and distributions from:[2]
Net investment income	(0.24)	(0.19)	(0.19)	(0.19)	(0.13)
Net realized gain	(1.10)	—	—	—	—

Total dividends and distributions	(1.34)	(0.19)	(0.19)	(0.19)	(0.13)

Net asset value, end of year	$15.83	$14.10	$12.11	$12.33	$10.06

Total Investment Return[3]
Based on net asset value	22.36%	18.26%	(0.10)%	24.81%	50.68%

Ratios to Average Net Assets
Total expenses	0.81%	0.82%	0.82%	0.82%	0.86%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.58%	1.64%	1.43%	1.84%	1.78%

Supplemental Data
Net assets, end of year (000)	$167,656	$153,741	$138,752	$141,588	$124,072

Portfolio turnover	61%	57%	64%	64%	81%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	35

Notes to Financial Statements

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Funds” or individually, the “Fund”) are each a series of the Trust. The Funds are classified as diversified funds. BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to

36	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, each Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from a treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by each Fund are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, dividends from net investment income are declared daily and

MANAGED ACCOUNT SERIES	APRIL 30, 2014	37

Notes to Financial Statements (continued)

paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Funds’ current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Certain Funds also may invest in stripped mortgage-backed securities that are privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the

38	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage- backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to

MANAGED ACCOUNT SERIES	APRIL 30, 2014	39

Notes to Financial Statements (continued)

have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2014:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$515,821	$(515,821)	—
Citigroup Global Markets, Inc.	339,600	(339,600)	—
Credit Suisse Securities (USA) LLC	304,704	(304,704)	—
Deutsche Bank Securities, Inc.	2,233,840	(2,205,963)	$27,877
Goldman Sachs & Co.	2,347,932	(2,347,932)	—
JP Morgan Securities LLC	255,500	(255,500)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	189,354	(187,129)	2,225
Morgan Stanley & Co. LLC	5,762,979	(5,762,979)	—
National Financial Services LLC	150,267	(150,267)	—
UBS Securities LLC	1,130,981	(1,130,981)	—

Total	$13,230,978	$(13,200,876)	$30,102

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$844,411	$(829,207)	$15,204
Credit Suisse Securities (USA) LLC	1,364,449	(1,364,449)	—
Deutsche Bank Securities, Inc.	2,164,444	(2,128,037)	36,407
Goldman Sachs & Co.	888,567	(884,880)	3,687
Morgan Stanley & Co. LLC	3,845,050	(3,845,050)	—
UBS Securities LLC	1,393,027	(1,393,027)	—

Total	$10,499,948	$(10,444,650)	$55,298

1	Collateral with a value of $13,584,149 and $10,554,459 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Opportunities Portfolio, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

2	The market value of the loaned securities is determined as of April 30, 2014. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

40	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar

MANAGED ACCOUNT SERIES	APRIL 30, 2014	41

Notes to Financial Statements (continued)

denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agree- ments in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

42	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

•

Forward swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure.

Fair Values of Derivative Financial Instruments as of April 30, 2014
	Derivative Assets
		BlackRock U.S. Mortgage Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on OTC swaps; Swap premiums paid; Investments at value — unaffiliated[2]	$464,908

Credit contracts	Swap premiums paid	1,931,824

Total		$2,396,732

	Derivative Liabilities
		BlackRock U.S. Mortgage Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on OTC swaps; Swap premiums received; Options written at value	$420,492

Credit contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on OTC swaps	347,229

Total		$767,721

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2014
Net Realized Gain (Loss) From
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$824,006	—
Options[1]	89,776	—
Swaps	832,932	—
Foreign currency exchange contracts:
Foreign currency transactions	—	$448
Credit contracts:
Swaps	(172,728)	—

Total	$1,573,986	$448

	Net Change in Unrealized Appreciation/ Depreciation on
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$420,491	—
Options[1]	215,078	—
Swaps	(464,702)	—
Foreign currency exchange contracts:
Foreign currency translations	—	$1,130
Credit contracts:
Swaps	401,837	—

Total	$572,704	$1,130

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended April 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Financial futures contracts:
Average number of contracts purchased	210	—
Average number of contracts sold	130	—
Average notional value of contracts purchased	$39,844,996	—
Average notional value of contracts sold	$17,462,468	—
Foreign currency exchange contracts:
Average number of contracts - USD purchased	—	4
Average number of contracts - USD sold	—	2
Average USD amounts purchased	—	$191,788
Average USD amounts sold	—	$99,342
Options:
Average number of option contracts purchased	56	—
Average number of option contracts written	58	—
Average notional value of option contracts purchased	$13,915,950	—
Average notional value of option contracts written	$14,263,775	—
Average number of swaption contracts purchased	3	—
Average number of swaption contracts written	7	—
Average notional value of swaption contracts purchased	$19,400,000	—
Average notional value of swaption contracts written	$36,975,000	—
Credit default swaps:
Average number of contracts - buy protection	3	—
Average number of contracts - sell protection	1	—
Average notional value - buy protection	$7,390,939	—
Average notional value - sell protection	$750,000	—

MANAGED ACCOUNT SERIES	APRIL 30, 2014	43

Notes to Financial Statements (continued)

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate swaps:
Average number of contracts - pays fixed rate	5	—
Average number of contracts - receives fixed rate	2	—
Average notional value - pays fixed rate	$59,760,000	—
Average notional value - receives fixed rate	$10,300,000	—
Total return swaps:
Average number of contracts	19	—
Average notional value	$7,272,000	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enter into an ISDA and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

44	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

At April 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	BlackRock U.S. Mortgage Portfolio
	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$31,938		$18,657
Options	228,155	[1]	72,251
Swaps - Centrally cleared	—		53,501
Swaps - OTC[2]	2,027,199		324,661

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,287,292		$469,070
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(54,751)		(89,271)

Total derivative assets and liabilities subject to an MNA	$2,232,541		$379,799

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of April 30, 2014:

BlackRock U.S. Mortgage Portfolio
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A	$658,374	$(84,239)	—	$(574,135)	—
Citibank N.A	638,253	(73,432)	$(564,821)	—	—
Credit Suisse International	705,299	(141,078)	(564,221)	—	—
Deutsche Bank AG	205,539	(55,335)	—	—	$150,204
Goldman Sachs International	2,670	(1,976)	—	—	694
JPMorgan Chase Bank N.A	22,406	(22,406)	—	—	—

Total	$2,232,541	$(378,466)	$(1,129,042)	$(574,135)	$150,898

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A	$84,239	$(84,239)	—	—	—
Citibank N.A	73,432	(73,432)	—	—	—
Credit Suisse International	141,078	(141,078)	—	—	—
Deutsche Bank AG	55,335	(55,335)	—	—	—
Goldman Sachs International	1,976	(1,976)	—	—	—
JPMorgan Chase Bank N.A	23,739	(22,406)	—	—	$1,333

Total	$379,799	$(378,466)	—	—	$1,333

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

		Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 Billion	0.46%	0.85%	0.65%
$1 – $3 Billion	0.43%	0.80%	0.61%
$3 – $5 Billion	0.41%	0.77%	0.59%
$5 – $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfo- lio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other

MANAGED ACCOUNT SERIES	APRIL 30, 2014	45

Notes to Financial Statements (continued)

affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by Manager in the Statements of Operations.

The Manager, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BIM. BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For the year ended April 30, 2014, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$2,542
Global SmallCap Portfolio	$1,715
Mid Cap Value Opportunities Portfolio	$1,771

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2014 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

These amounts waived or reimbursed are included in fees waived and/or reimbursed by Manager, and shown as transfer agent fees reimbursed — class specific in the Statements of Operations.

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other Fund expenses which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$1,367,971
Mid Cap Value Opportunities Portfolio	$1,038,982

In addition, for the year ended April 30, 2014, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by Manager in the Statements of Operations:

Global SmallCap Portfolio	$374,638
Mid Cap Value Opportunities Portfolio	$248,498

For the year ended April 30, 2014, affiliates earned underwriting dis- counts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $5,525.

For the year ended April 30, 2014, affiliates of BlackRock U.S. Mortgage Portfolio received CDSC’s as follows:

Investor A	$370
Investor C	$7,581

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

46	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

Pursuant to a securities lending agreement effective February 1, 2014, each of Mid Cap Value Opportunities Portfolio and Global SmallCap Portfolio retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), each of Mid Cap Value Opportunities Portfolio and Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended April 30, 2014, each Fund paid the BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$145,167
Mid Cap Value Opportunities Portfolio	$42,750

The Funds recorded the following payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global SmallCap Portfolio	$137,148	$4,337,112
Mid Cap Value Opportunities Portfolio	$160,316	$112,224

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and U.S. government securities for the year ended April 30, 2014, were as follows:

	Purchases	Sales
BlackRock U.S. Mortgage Portfolio	$4,714,976,584	$5,058,615,068
Global SmallCap Portfolio	$127,462,406	$140,557,001
Mid Cap Value Opportunities Portfolio	$96,358,646	$111,412,467

Purchases and sales of U.S. government securities for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2014 were $12,517,237 and $12,290,232, respectively.

For the year ended April 30, 2014, purchases and sales related to mortgage dollar rolls for BlackRock U.S. Mortgage Portfolio were $1,720,217,420 and $1,722,325,687, respectively.

Transactions in options written for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2014, were as follows:

	Calls

	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year.	—	$16,150	$189,023
Options written	158	—	21,537
Options exercised	—	(1,200)	(70,920)
Options expired	(158)	—	(21,537)
Options closed	—	(14,950)	(118,103)

Outstanding options, end of year	—	—	—

	Puts

	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year.	—	$25,150	$416,006
Options written	111	45,000	256,523
Options expired	—	(1,200)	(70,920)
Options closed	(37)	(61,150)	(415,574)

Outstanding options, end of year	74	$7,800	$186,035

MANAGED ACCOUNT SERIES	APRIL 30, 2014	47

Notes to Financial Statements (continued)

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014 attributable to the accounting for swap agreements, foreign currency transactions, net paydown losses, the characterization of expenses, the sale of stock of passive foreign investment companies and the character of income recognized from certain securities lending transactions were reclassified to the following accounts:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Opportunities Portfolio
Undistributed (distributions in excess of) net investment income	$546,695	$361,894	$15,432
Accumulated net realized gain (loss)	$(546,695)	$(361,894)	$(15,432)

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Ordinary income
4/30/14	$4,947,855	$8,792,742	$4,825,613
4/30/13	8,563,074	4,644,978	2,145,512
Long-term capital gains
4/30/14	—	7,350,523	8,799,782
4/30/13	279,724	—	—
Return of capital
4/30/14	77,055	—	—
4/30/13	899,703	—	—
Total
4/30/14	$5,024,910	$16,143,265	$13,625,395

4/30/13	$9,742,501	$4,644,978	$2,145,512

As of April 30, 2014, the tax components of accumulated net earnings were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed ordinary income	—	$6,577,219	$2,832,925
Capital loss carryforwards	$(2,709,801)	—	—
Undistributed long term capital gains	—	7,106,522	9,500,376
Net unrealized gains[1]	3,628,441	35,542,359	39,057,903
Total	$918,640	$49,226,100	$51,391,204

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the treatment of certain security lending transactions and the realization for tax purposes of unrealized gains /losses on certain futures and options contracts.

As of April 30, 2014, U.S. Mortgage Portfolio had a capital loss carryfor-ward of $2,709,801 with no expiration date available to offset future realized capital gains.

During the year ended April 30, 2014, the funds listed below utilized the following amounts of their respective capital loss carryforward:

Global SmallCap Portfolio	Mid Cap Opportunities Portfolio
$108,326	$1,191,460

As of April 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$312,851,127	$148,327,444	$138,070,321

Gross unrealized appreciation	$6,483,212	$40,759,431	$41,566,547
Gross unrealized depreciation	(2,093,971)	(5,232,123)	(2,517,475)

Net unrealized appreciation	$4,389,241	$35,527,308	$39,049,072

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended April 30, 2014.

For the year ended April 30, 2014, the BlackRock U.S. Mortgage Portfolio’s average amount of transactions considered borrowings which include reverse repurchase agreements, and the daily weighted average interest rate was $8,903,151 and 0.15%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they

48	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Notes to Financial Statements (continued)

believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to

European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several Euro-pean countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of April 30, 2014, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of April 30, 2014, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

Industrials	20%
Financials	16%
Health Care	14%
Consumer Discretionary	13%
Information Technology	12%
Materials	9%
Energy	8%
Other[1]	8%

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended April 30, 2014		Year Ended April 30, 2013
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,288,138	$53,031,404	9,619,055	$99,605,989
Shares issued in reinvestment of dividends and distributions	151,672	1,528,306	269,569	2,791,124
Shares redeemed	(11,882,998)	(119,102,124)	(4,614,294)	(47,740,027)

Net increase (decrease)	(6,443,188)	$(64,542,414)	5,274,330	$54,657,086

Investor A
Shares sold	1,733,290	$17,518,041	4,387,338	$45,445,595
Shares issued in reinvestment of dividends and distributions	83,209	836,045	78,679	812,455
Shares redeemed	(2,857,776)	(28,710,520)	(904,607)	(9,379,444)

Net increase (decrease)	(1,041,277)	$(10,356,434)	3,561,410	$36,878,606

Investor C
Shares sold	355,143	$3,619,701	769,801	$7,980,786
Shares issued in reinvestment of dividends and distributions	14,248	143,166	14,905	153,913
Shares redeemed	(484,355)	(4,859,158)	(63,725)	(658,287)

Net increase (decrease)	(114,964)	$(1,096,291)	720,981	$7,476,412

Total Net Increase (Decrease)	(7,599,429)	$(75,995,139)	9,556,721	$99,012,104

MANAGED ACCOUNT SERIES	APRIL 30, 2014	49

Notes to Financial Statements (concluded)

	Year Ended April 30, 2014		Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Global SmallCap Portfolio
Shares sold	2,324,267	$35,939,823	1,746,129	$22,179,398
Shares redeemed	(2,045,320)	(31,700,101)	(2,282,054)	(29,216,100)

Net increase (decrease)	278,947	$4,239,722	(535,925)	$(7,036,702)

Mid Cap Value Opportunities Portfolio
Shares sold	2,178,210	$32,961,924	1,951,042	$23,969,841
Shares redeemed	(2,494,395)	(37,746,558)	(2,502,059)	(31,264,238)

Net decrease	(316,185)	$(4,784,634)	(551,017)	$(7,294,397)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managed Account Series and the Shareholders of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the “Funds”) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio as of April 30, 2014, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

June 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended April 30, 2014.

	Payable Date/ Month(s) Paid	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Qualified Dividend Income for Individuals
	7/19/2013	—	61.16%	100.00%
	12/06/2013	—	13.46%	35.30%
Dividends Qualifying for the Dividend
Received Deduction for Corporations	7/19/2013	—	8.88%	100.00%
	12/06/2013	—	5.26%	35.52%
Interest-Related Dividends and Short-Term
Capital Gain Dividends for Non-U.S. Residents[1]	May 2013 - December 2013	100.00%	—	—
	January 2014 - April 2014	95.40%	—	—

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Global Small Cap and Mid Cap Value Portfolios distributed long-term capital gains of $0.72417 and 0.862504 per share to shareholders of record on December 4, 2013 respectively.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	51

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2004	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 96 Portfolios	Actavis, plc, (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 96 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 96 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2004	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 96 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 96 Portfolios	None

52	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 96 Portfolios	None

[1]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2004	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 96 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	53

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[2] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Financial Management, Inc.[2] New York, NY 10055	Brown Brothers Harriman & Co.[3] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BlackRock Investment Management, LLC[3] Princeton, NJ 08540

[2]	For BlackRock U.S. Mortgage Portfolio.

[3]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

54	MANAGED ACCOUNT SERIES	APRIL 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	55

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	MANAGED ACCOUNT SERIES	APRIL 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond

    Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES	APRIL 30, 2014	57

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

#MAS-4/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$28,813	$28,463	$0	$0	$12,900	$16,900	$0	$0
Mid Cap Value Opportunities Portfolio	$28,513	$28,163	$0	$0	$12,850	$12,850	$0	$0
BlackRock U.S. Mortgage Portfolio	$35,488	$34,263	$0	$0	$14,550	$14,550	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$12,900	$16,900
Mid Cap Value Opportunities Portfolio	$12,850	$12,850
BlackRock U.S. Mortgage Portfolio	$14,550	$14,550

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 1, 2014